UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2017

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Arconic Inc. (“Arconic” or the “Company”) will present at Cowen and Company’s 38th Annual Aerospace/Defense & Industrials Conference on February 8, 2017, beginning at approximately 2:50 PM EST. The presentation will be available through a live audio webcast on Arconic’s website at www.arconic.com.

A copy of the presentation material to be presented is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The material will also be available before the commencement of the event in the “Investors/Events and Presentations” section of www.arconic.com.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K and in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an exhibit to this report:

99.1	Presentation Material, dated February 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

By:	/s/ Katherine H. Ramundo
Name:	Katherine H. Ramundo
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: February 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Material, dated February 8, 2017.

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